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                                                                   Exhibit 10.6




                                SUPPLY AGREEMENT
                                    BETWEEN

                                CEMAX-ICON, INC.
                           47281 MISSION FALLS COURT
                             FREMONT, CA 94539-0000

                      HEREINAFTER CALLED: CEMAX-ICON, INC.

                                      AND

                                     BUYER
                             EASTMAN KODAK COMPANY,
                      THROUGH ITS HEALTH SCIENCES DIVISION
                    ROCHESTER, NEW YORK 14652 UNITED STATES

                           HEREINAFTER CALLED: BUYER

CONFIDENTIAL TREATMENT REQUESTED

                                   CONTENTS:

  Preamble.............................................................................
   1.  Definition, Parts of the Agreement..............................................
   2.  Supply of Contractual Products..................................................
   3.  Marketing Rights................................................................
   4.  Purchase of Contractual Products, Forecast......................................
   5.  Modification of Contractual Products............................................
   6.  New Products....................................................................
   7.  Maintenance for Contractual Products............................................
   8.  Lead Times......................................................................
   9.  Late Deliveries/Force Majeure...................................................
  10.  Prices and Terms of Payment, Discounts..........................................
  11.  Shipping, Title, Risk of Loss, Export License...................................
  12.  Quality Assurance, Product Labeling.............................................
  13.  Approval........................................................................
  14.  Warranty........................................................................
  15.  Liability.......................................................................
  16.  Technical Documentation.........................................................
  17.  Patent Indemnification..........................................................
  18.  Confidentiality.................................................................
  19.  Term and Termination............................................................
  20.  Supply after Termination of the Agreement.......................................
  21.  Dispute Resolution and Substantive Law..........................................
  22.  Miscellaneous...................................................................
  23.  Effective Date, Signatures......................................................

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PREAMBLE

This Supply Agreement is entered into by Eastman Kodak Company through its Health Sciences Division, (individually and collectively "BUYER"), a New Jersey U.S.A. corporation and CEMAX-ICON, Inc. a California, U.S.A. corporation, "CEMAX-ICON," under the following terms and conditions.

One purpose of this Agreement is to provide the structure under which a subsidiary of BUYER can order products from CEMAX-ICON, on terms which give BUYER or the BUYER subsidiary an agreed-upon discount for purchase or maintenance agreements in accordance with the terms set forth herein.

Except as to sales directly between BUYER and CEMAX-ICON which are governed by the terms herein, the governing contract will at all times be between the purchasing and selling entities except as specified herein.

It is expected that any other governing contract(s) between BUYER and CEMAX-ICON will be substantially in the form of this Agreement, except to the extent that BUYER and CEMAX-ICON agree to replace all or part of the document with their own governing contract.

WHEREAS, CEMAX-ICON makes and offers for sale certain medical networking, software and hardware products.

WHEREAS, BUYER wishes to purchase on an OEM basis such medical networking, software and hardware products for integration into its medical diagnostic imaging product line for resale.

THEREFORE, the parties agree to the following:

1.     DEFINITION, PARTS OF THE AGREEMENT

1.1 The term "Contractual Product(s)" shall mean the medical imaging equipment as described in Enclosure I hereto.

1.2 "Term" or "Term of this Agreement" shall mean the period of time commencing on the "Effective Date" and ending upon termination of this Agreement under Section 19 or as otherwise provided herein.

1.3 "Effective Date" shall mean the date on which this Agreement enters into force, i.e. the date on which this Agreement is duly signed by both parties hereto.

1.4 "Date of Delivery" shall mean the agreed upon shipping date from CEMAX-ICON, Fremont, CA, USA.

1.5 "Specifications" shall mean the Contractual Product specifications listed in Enclosure I, which may be amended from time to time to reflect changes to Contractual Products.

1.6 "Spare Parts" shall mean all of CEMAX-ICON's replacement components, sub-assemblies, and assemblies of the Contractual Products which BUYER uses to perform maintenance on the Contractual Products.

1.7 "BUYER Systems" shall mean hardware and/or software systems designed and manufactured by or for BUYER, incorporating some of the Contractual Products or any portion or combination thereof.

1.8 "CEMAX-ICON" shall mean CEMAX-ICON, Inc. as identified on the front page hereof "CEMAX-ICON" shall also mean CEMAX-ICON, Inc. authorized agents, consultants, and independent contractors who are necessary for any specific performance under this Agreement, but only with regard to terms and conditions relating to each such performance. Each such corporation, agent, consultant, and independent contractor shall be bound by such terms and conditions of this Agreement as if it were named herein in the place of CEMAX-ICON, and the performance of each such corporation, agent, consultant, and independent contractor is ensured by CEMAX-ICON. Notwithstanding the above, CEMAX-ICON shall not include any direct or indirect competitors of BUYER in any specific performance under this Agreement.

1.9 "BUYER" shall mean BUYER, as identified on the front page hereof. "BUYER" shall also mean BUYER's authorized agents, consultants, and independent contractors who are necessary for any specific performance under this Agreement, but only with regard to terms and conditions relating to each such performance. Each such corporation, agent, consultant, and independent contractor shall be

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

      bound by such terms and conditions of this Agreement as if it were named herein in the place of BUYER, and the performance of each such corporation, agent, consultant, and independent contractor is ensured by BUYER.

1.10 "Technical Documentation" shall mean any and all other documents, tools, diagnostic software, etc. provided by CEMAX-ICON to BUYER pursuant to this Agreement or in connection with the sale of Contractual Products by CEMAX-ICON to BUYER hereunder, or maintenance of Contractual Products by BUYER.

1.11   Enclosures

1.11.1 The following Enclosures attached to this Agreement form an integral part hereof:

      Enclosure I:       a) Contractual Products/Spare Parts
                         b) Specifications Version 1.
      Enclosure II:      Price list for Contractual Products/Spare Parts
      Enclosure III:     Shipping Instructions
      Enclosure IV:      Maintenance Responsibilities
      Enclosure V:       Product Labeling

2.     SUPPLY OF CONTRACTUAL PRODUCTS

      CEMAX-ICON shall supply to BUYER Contractual Products in accordance with and during the Term of this Agreement. General or special conditions of sale by CEMAX-ICON or general or special conditions of purchase by BUYER shall not apply unless and to the extent expressly agreed between the parties in writing.

3.     MARKETING RIGHTS

3.1 BUYER shall have the non-exclusive right to use, sell, lease, market or otherwise dispose of the Contractual Products purchased from CEMAX-ICON. This right shall apply only to Contractual Products to be connected to existing or new BUYER Systems. CEMAX-ICON and BUYER will agree to cooperate in good faith when marketing to common customers as listed and outlined in Enclosure VII.

      Such marketing right shall also apply at all times after termination of this Agreement except in the event of a material breach of this Agreement by BUYER.

3.2 BUYER is entitled to exercise its marketing rights through its distributors (subsidiaries, agents, representatives or other sales outlets), which agree to substantially similar conditions to this Agreement.

3.3 BUYER is free to establish its own price policy and prices for sales of Contractual Products to third parties. Recommended list pricing is identified in Enclosure II.

3.4 Notwithstanding any statement to the contrary herein, CEMAX-ICON, is free to sell CEMAX-ICON products to any third parties.

3.5 CEMAX-ICON and BUYER will discuss and agree upon methods in which to jointly market Contractual Products with respective product offerings.

4.     PURCHASE OF CONTRACTUAL PRODUCTS BY BUYER, FORECAST

4.1 THE CONTRACTUAL PRODUCTS. During the Initial Term and each Renewal Term of this Agreement, CEMAX-ICON, agrees to sell the Contractual Products to BUYER, and BUYER agrees to purchase the Contractual Products from CEMAX-ICON, subject to the purchase requirements described below and to all other terms and conditions of this Agreement.

      Purchase and delivery of Contractual Products shall be made pursuant to individual Purchase Orders that are issued in writing by BUYER and shall be acknowledged and accepted, if reasonable according to the forecast process described below, in writing by BUYER. Individual Purchase Orders shall identify the quantities of Contractual Products ordered, the price indicated in Enclosure-II, shipping schedule, and shipping instructions indicated in Enclosure III, destinations, and packaging require-

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      ments if other than as provided for herein, Purchase Order number and date, and authorized signature. All Purchase Orders shall be sent to the address indicated in Section 22.2

      Individual Purchase Orders for Contractual Products will be placed a minimum of 30 days prior to the scheduled shipment date.

      At least once during each year of this Agreement, CEMAX-ICON and BUYER agree to discuss and consider in good faith alternative purchasing processes if the above process is not reasonably satisfying both parties' needs.

4.2 If BUYER purchases over a [ * * ] period [*] of CEMAX-ICON's sales volume of new products, then CEMAX-ICON agrees to give BUYER top priority in the delivery of current products and development of new products.

5.     MODIFICATION OF CONTRACTUAL PRODUCTS

5.1 CEMAX-ICON, is entitled to modify the Contractual Products prior to delivery and to the extent such modifications do not adversely affect form, fit or function, reliability, performance or maintainability. CEMAX-ICON, shall notify such modifications to BUYER in writing at least [ * * ] prior to first delivery of modified Contractual Products.

5.2 From time to time, CEMAX-ICON, and BUYER may wish to enter into joint development programs dealing with product enhancements and/or extensions. CEMAX-ICON's and BUYER's rights and obligations under any joint development program will be covered by a separate agreement, which shall include a mutually agreeable means for both parties to recover their respective costs and a reasonable profit related to their respective development effort.

5.3 As a producer of medical devices, CEMAX-ICON, and BUYER are obliged by law to make product observations. BUYER and CEMAX-ICON, shall inform each other of all relevant safety problems concerning the Contractual Products, identify which units are involved, when the required modifications will be completed and meet any other FDA requirements.

6.     NEW PRODUCTS

      CEMAX-ICON agrees to keep BUYER informed of new product offerings it has
      planned by written notification to BUYER at least [ *        * ] prior to
      product availability. If during the term of this Agreement, CEMAX-ICON, announces a product, including software, designated by CEMAX-ICON, as a replacement or follow-up model in place of Contractual Products or designed or fit to supersede the Contractual Products, BUYER may request and CEMAX-ICON, shall substitute the new product or model for future orders, subject to reasonable and fair prices and respective specifications.

      Notwithstanding the above, BUYER may, however, as its option select to continue to buy Contractual Products listed and specified in the Enclosures I and II for the duration of this Agreement in addition to such new products, as long as such Contractual Products are generally available for sale.

      New software upgrade releases for products will be provided at [ *
           * ] price when Buyer sells new Software release to Buyer's installed CEMAX-ICON base.

7.     MAINTENANCE FOR CONTRACTUAL PRODUCTS

      Respective maintenance obligations of CEMAX-ICON, and BUYER during this Agreement and after termination of this Agreement for Contractual Products are described in Enclosure IV. CEMAX-ICON and BUYER agree that any changes to these respective maintenance obligations for Contractual Products will be specifically set forth in an amendment to Enclosure IV or in a separate writing agreed upon by both parties.

8.     LEAD TIMES

      Lead times for shipment of finally-configured Contractual Products shall be according to the Purchase Order Process described in Section 4. Availability dates for Contractual Products as indicated in Enclosure I will be adhered to. Penalties for Late Delivery will be imposed for non-delivery [ * * ]

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CONFIDENTIAL TREATMENT REQUESTED
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      beyond the scheduled delivery. Such penalties will be in the form of a [*]
      discount [ *  * ] for deliveries beyond such [ *     * ] period.

      For Emergency Orders of Contractual Products, any justified, reasonable, incremental manufacturing or handling costs will be passed to BUYER. CEMAX-ICON agrees to notify BUYER of any relevant shipping data by telefax prior to shipment. For purposes hereunder, Emergency Orders are any Purchase Orders which require faster delivery or an increased number of units than that which is specified in the Purchase Order process.

9.     LATE DELIVERIES, FORCE MAJEURE

9.1 CEMAX-ICON shall not be liable under this Section 9 or otherwise for failure to perform or for delay in performance due to fire, flood, strike, act of God, act or omission of any governmental authority, riot, sabotage, embargo, or due to any cause beyond its reasonable control. In the event of a delay in performance due to any such cause, the date of shipment and time for completion of the performance will be extended for a reasonable period of time. If such delay lasts for more than two months, BUYER may cancel the respective order.

10.    PRICES AND TERMS OF PAYMENT, DISCOUNTS

10.1 The prices for Contractual Products, unless otherwise agreed by the parties, are stated in Enclosure II to this Agreement. They are in US dollars ($) and are calculated FCA (Free Carrier), CEMAX-ICON shipping dock, Fremont, CA (Incoterms 1990), and include appropriate overseas packaging. CEMAX-ICON will pre-pay for overseas packaging, approved by Buyer, with Buyer's reimbursement upon receipt.

10.2 Payment shall be made for Contractual Products per Enclosure II, in addition to VAT and any other statutory taxes or charges, within a period of thirty (30) days following the date of invoice and delivery to the FCA point, Fremont, CA/Acceptance as defined in Section 12.1. In case CEMAX-ICON ships BUYER's orders for Contractual Products directly to BUYER's customers, CEMAX-ICON shall provide BUYER with the bill of delivery as described in Section 22.2.

10.3   Prices according to each Enclosure II are valid for [ *   * ] starting
      with the written agreement of any new or revised Enclosure II.

10.4 If CEMAX-ICON sells contractual products at a lower price to any third party at similar volumes (excluding government contract sales), then CEMAX-ICON agrees to promptly reduce Buyer's price and allow buyer to continue paying a reduced price as long as CEMAX-ICON is selling the contractual product at the reduced price to a third party. Enclosure II will be amended to reflect the reduced price. BUYER reserves the right to examine business records of CEMAX-ICON through a 3rd Party auditor during normal business hours and at BUYER's sole expense. The purpose of such audit will be to determine CEMAX-ICON's compliance with this paragraph.

11.    SHIPPING, TITLE, RISK OF LOSS, EXPORT LICENSE

11.1   CEMAX-ICON, shall furnish BUYER with the following:

      --  P.O. number
       -- BUYER part number or CEMAX-ICON, catalogue # at billing level packing list
       --  packing list
       --  transportation information
       --  serial number of the Contractual Products.

      Exact product identification shall also be stated on the packaging, especially BUYER part No. and P.O. No. Shipping Instruction details shall be defined in Enclosure III.

11.2 Title as well as risk of loss or damage shall pass to BUYER when the Contractual Products are delivered to the FCA point.

11.3 This Agreement, and any technical information supplied during the term of this Agreement, is made subject to any restrictions concerning the export of products or technical data from the United States of America which may be imposed by the Government of the United States of America. Furthermore,

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CONFIDENTIAL TREATMENT REQUESTED
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      BUYER agrees that at no time, either during the term of this Agreement or thereafter, will it knowingly export, directly or indirectly, any United States source technical data acquired from CEMAX-ICON, or any of its affiliated companies, or any direct product of that technical data, to any country for which the United States Government or any agency of that government at the time of export requires an export license or other government approval, when required by applicable United States law. As of the effective date of this Agreement, those countries in which the United States Government forbids doing business include Cuba, Haiti, Iraq, Libya, North Korea, and the former Yugoslavia.

      For purposes of this Agreement, BUYER shall use reasonable efforts to obtain the necessary export/re-export licenses to be issued by U.S. government authorities. CEMAX-ICON, will provide BUYER with copies of the relevant export licenses. BUYER will cooperate with CEMAX-ICON, as appropriate, in applying for these licenses.

12.    QUALITY ASSURANCE, PRODUCT LABELING

12.1   ISO CERTIFICATION/GMP

      CEMAX-ICON represents that it has or will obtain at least [ * * ] certification or that its operations meet Good Manufacturing Practices ("GMP") as defined by the Food and Drug Administration ("FDA").

12.2   AUDIT RIGHTS

      At a time acceptable to both parties during CEMAX-ICON's normal business hours, BUYER shall have the right to conduct an audit of CEMAX-ICON's appropriate records and operations to ensure compliance with GMP. Within ten (10) days after such audit, BUYER will provide written notification of any non-compliance issues. CEMAX-ICON agrees to use its best efforts to be in compliance within sixty (60) days following such written notification.

12.3 CEMAX-ICON agrees to follow the standards listed in Enclosure I. As CEMAX-ICON has made best efforts to achieve [ * * ] certification with regard to the manufacture of Contractual Products hereunder prior to delivery hereunder, BUYER shall check the Contractual Products on delivery solely with regard to their class of goods and any external damage to the packing or to the goods clearly seen to have occurred in transit. In all other respects BUYER is released from any duty imposed by law to examine and to make a complaint in regard to such defect immediately on receipt of goods. Therefore acceptance of the Contractual Products by BUYER will occur after CEMAX-ICON, has delivered the Contractual Products to the FCA point, Fremont, CA.

12.4   The Contractual Products will be labeled according to Enclosure V.

13.    APPROVAL

      CEMAX-ICON, [ *            * ], agrees to obtain all necessary approvals
      for the Contractual Products, including without limitation FDA 510K approval and European CE Mark. Notwithstanding the foregoing, CEMAX-ICON and BUYER may agree in writing to have BUYER obtain any or all such approvals necessary for BUYER to sell the Contractual Products in Buyer Systems, and in such case, CEMAX-ICON will provide to BUYER all required documentation on the Contractual Products. The obtaining of any other required approvals must be agreed between the Parties and defined in Enclosure I.

14.    WARRANTY

14.1 CEMAX-ICON warrants that CEMAX-ICON will deliver to BUYER good title to the Contractual Products free and clear of all liens and encumbrances.

14.2 CEMAX-ICON warrants Contractual Products sold hereunder according to the terms and conditions included in Enclosure IV.

15.    LIABILITY

15.1 BUYER agrees to indemnify, defend and hold harmless CEMAX-ICON from and against any claims, actions, demands, losses, expenses, damages, liabilities, costs and judgments caused directly by:

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CONFIDENTIAL TREATMENT REQUESTED
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      (1) the fault or gross neglect of BUYER, its officers, employees, distributors, subcontractors, or agents, or (2) any failure by BUYER to comply with applicable laws and regulations regarding its conduct under this Agreement, or (3) relating to the sale or use of BUYER products sold or supplied in conjunction with Contractual Products supplied to BUYER by CEMAX-ICON.

15.2 CEMAX-ICON agrees to indemnify, defend and hold harmless BUYER from and against any claims, actions, demands, losses, expenses, damages, liabilities, costs and judgments caused by:

      a) the gross negligence of CEMAX-ICON, its officers, employees or agents, or

      b) any alleged hazard or defect, whether manufacturing, design, or otherwise, or any failure to warn of a product hazard or defect relating in any way to Contractual Products, or

      c) any failure by CEMAX-ICON to maintain required FDA registration in accordance with Section 13 thereof.

         This indemnification does not apply to any damage or injury due in whole or in part to misuse or abuse of Contractual Products. This indemnification shall not apply to Contractual Products which have been altered, modified, or changed in any manner from as-manufactured condition (ordinary wear-and-tear excepted), including incorporation of Contractual Products into or with other products or systems sold or supplied by BUYER.

15.3 Neither party shall, if not expressly otherwise stated in this Agreement, be liable for any incidental, indirect, special, or consequential damages of any nature (including, without limitation, lost business, lost production, interrupted operations, lost profits, cost of substitute equipment or services, and loss of data or information), except where mandated by statute, as in cases of damage to privately used property or in cases of willful intent or gross negligence.

15.4 ENVIRONMENTAL REGULATIONS. It is understood by both parties that any and all Contractual Products, consumables, materials and packing materials delivered by CEMAX-ICON to BUYER pursuant to this Agreement shall be in accordance with the statutory product requirements valid in the territory, in particular those relating to environmental protection and recycling, and also be of a type to enable disposal within the scope of the latest standards of technology and science at the time of delivery of Contractual Products to BUYER.

      Upon execution of this Agreement each party shall appoint one or more of its employees to direct and execute a program to fulfill the above requirements under the following responsibilities:

      a) both parties shall research and determine what statutory product requirements are valid in the territory.

      b) both parties shall have meeting(s) to discuss and determine the necessary actions to be taken by each party to fulfill the statutory product requirements.

      c) each party shall bear full responsibility in accomplishing such actions determined through the above meeting(s).

      Should any additional statutory product requirements become valid in the territory in the future, both parties shall follow the above procedures a) through c) to fulfill such requirements.

15.5 The obligations contained in this Section shall continue in full force and effect after the termination of this Agreement.

16.    TECHNICAL DOCUMENTATION

16.1 During this Agreement CEMAX-ICON may find it necessary to provide Technical Documentation to BUYER to be used only for purposes hereunder.

      DELIVERY. Upon execution of this Agreement, or as soon thereafter as possible, CEMAX-ICON shall provide certain Technical Documentation, specifically one (1) copy of the Service manuals for Contractual Products. CEMAX-ICON owns all rights, including copyrights in such Technical Documentation, and grants to BUYER a nonexclusive license to reproduce them in accordance with Section 16.2 and 16.3 and to use the information only to maintain specific, mutually-agreed units, as

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

      identified by serial numbers, of its own Contractual Products purchased from CEMAX-ICON and located at BUYER's facilities, or as otherwise specified in writing. This license will remain in force as long as BUYER needs it for the purposes described above or unless earlier terminated in accordance with Section 19.2. Upon expiration or termination of this license, BUYER agrees to return to CEMAX-ICON or certify the destruction of the Technical Documentation. BUYER is specifically not permitted to service the Contractual Products of its customers purchased hereunder unless BUYER obtains the right to do so from CEMAX-ICON in writing.

16.2 REPRODUCTION AND DISTRIBUTION. Technical Documentation delivered pursuant to this Agreement and all information contained therein may be used only for purposes described herein or otherwise specified in writing by CEMAX-ICON, and may be disclosed, delivered, and disseminated only to employees, agents or subcontractors of BUYER who have executed an appropriate non disclosure agreement.

16.3 REPRODUCTION FOR CUSTOMERS. Technical Documentation may not be reproduced, excerpted from, or disseminated to third parties.

16.4 COPYRIGHT NOTICE. As a condition of the right to reproduce, excerpt from, and distribute documentation as provided herein, BUYER agrees to include its or CEMAX-ICON, as the case may be, copyright notice in a conspicuous place on all documentation prepared pursuant to this Agreement.

16.5 CEMAX-ICON shall provide a mechanism to assure that BUYER's contact for Technical Matters listed in Section 22.2 receives documentation updates on a timely basis.

17.    PATENT INDEMNIFICATION

      CEMAX-ICON shall indemnify, defend, and hold harmless BUYER from any and all claims or suits, costs and expenses, including reasonable attorneys' fees and expenses, insofar as such actions arise from a claim that any product manufactured by CEMAX-ICON and sold to BUYER hereunder infringes any third party's Letters Patent, trade secrets, or copyrights.

      BUYER shall indemnify, defend, and hold harmless CEMAX-ICON from any and all claims or suits, costs and expenses, including reasonable attorney's fees and expenses, insofar as such actions arise from a claim that the manufacture, use, or sale of Contractual Products in conjunction with product(s) manufactured or supplied by BUYER infringes any third party's Letters Patent, trade secrets, or copyrights.

      The obligation to indemnify hereunder shall arise only if the party against whom the obligation is asserted (i) is given reasonable notice of the infringement claim; (ii) is granted in writing exclusive control over the defense and settlement of the claims; and (iii) the party to be indemnified cooperates with all reasonable requests of the other party in the defense or settlement of such claims. The party to be indemnified shall have the right, at its option and expense, to participate in the defense of any suit or proceeding through counsel of its own choosing. the obligation hereunder covers only products as sold and does not extend to any correction, modification, or addition made to products.

      The party against whom this indemnification is asserted shall have the right at that party's option, (i) to procure a license at that party's cost from the person claiming or likely to claim infringement; (ii) to modify the product, as appropriate and at that party's cost, to avoid the claims of infringement, as long as the modification is substantially and functionally equivalent to the product as originally sold; or (iii) if neither (i) or (ii) can be accomplished at reasonable cost, to accept the return of the product and refund the price paid for the product.

      The remedies set forth in this section shall be the sole and exclusive remedies for any claim of infringement.

18.    CONFIDENTIALITY

      Both BUYER and CEMAX-ICON agree to keep confidential respect to third parties any information, e.g. technical records, data, drawings, or documents furnished and transmitted by one Party to the other under this Agreement and marked as confidential with the same degree of care with which they treat and protect their own proprietary information. This applies both during the term of this Agreement and for a period of [ *
      * ] years thereafter with the exception that both BUYER and

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      CEMAX-ICON may disclose such information to their respective subsidiaries, agents, consultants, and independent contractors in consistency with the terms of this Agreement.

      No press-release or any publication of the existence of this Agreement shall be allowed unless first approved by the other Party in writing.

      Any information which

      -- is known or is in the possession of the receiving Party prior to transmission by the disclosing Party, or

      -- becomes available to the receiving Party from a source other than disclosing Party or is in or passes into the public domain other than by breach of this Agreement, or

      --  is developed independently by the receiving Party, or

      -- disclosure of which is authorized by the disclosing Party shall not be subject to this confidentiality provision.

      This section also applies to data contained within returned Contractual Products for repairs, warranty repairs and refurbishments.

      OBJECT CODE LICENSE FOR CONTRACTUAL PRODUCTS COMPRISING SOFTWARE INCLUDED AS PART OF HARDWARE

      BUYER acknowledges that the Contractual Products contain proprietary software which belongs to CEMAX-ICON and its licensors. CEMAX-ICON grant to BUYER an irrevocable, fully-paid, non-exclusive license to use the object code versions of such software and to sublicense to its end-user customers the right to use such object code versions only for the normal operation of the Contractual Products but not for servicing or repairing such Contractual Products, unless otherwise agreed in writing by CEMAX-ICON.

      OBJECT CODE LICENSE FOR CONTRACTUAL PRODUCTS COMPRISING SOFTWARE OFFERED W/O HARDWARE

      BUYER acknowledges that the Contractual Products are composed of proprietary software which belongs to CEMAX-ICON and its licensors. CEMAX-ICON grants to BUYER an irrevocable, fully-paid or royalty-bearing (as indicated in the attached relevant Enclosure II for each particular software Contractual Product), non-exclusive license to use and copy the object code versions of such software, to incorporate such software with BUYER's own software and distribute such software with or for use in BUYER Systems, and to sublicense to its end-user customers the right to use the object code versions of such software as part of BUYER Systems.

      SOURCE CODE LICENSE OR ESCROW

      [ *




                          * ]

      If source code is not supplied by CEMAX-ICON, CEMAX-ICON and BUYER agree to enter into an escrow agreement ("Escrow Agreement"), in the form attached as Enclosure IV to this Agreement, with an escrow holder mutually acceptable to CEMAX-ICON and BUYER.

      Any other software disclosed hereunder will be governed by the terms and conditions of respective software license(s) to be negotiated separately.

19.    TERM AND TERMINATION

19.1 This Agreement shall enter into force on the Effective Date and shall initially continue in effect for a period of [*] years.

      Thereafter the Term of this Agreement may be extended for periods of (1) year, upon agreement of the parties in writing to each such extension.

19.2   Notwithstanding the Term hereof, this Agreement or the license stated in
      Section 16.1 may by written notice be terminated and canceled at the option of the party having such right as herein provided --

                                       10
CONFIDENTIAL TREATMENT REQUESTED
      and save of any other rights such party may have -- upon the occurrence of either one or more of the following events stated below:

      -- by either party in the event that the other party voluntarily files a petition in bankruptcy or has such a petition involuntarily filed against it (which petition is not discharged within thirty (30) days after filing), or is placed in an insolvency proceeding, or if an order is entered appointing a receiver or trustee for or a levy attachment is made against a substantial portion of its assets which order shall not be vacated, set aside or stayed within thirty (30) days from date of entry, or if any assignment for the benefit of its creditors is made.

      --  by either party in the event that the other shall have failed substantially to perform any material covenant, representation or warranty made or to be performed hereunder, or shall have violated any material covenant, Agreement or representation or warranty herein contained, provided that such default is of a substantial nature and shall not have been remedied to the other party's satisfaction, within
         [ *         * ] after written notice to the other party specifying the nature of such default and requiring remedy of the same.

      A waiver of any default by either party of any of the terms and conditions of this Agreement shall not be deemed to be a continuing waiver or a waiver of any other default, but shall apply solely to the instances to which such waiver is granted. The non-defaulting party may terminate this Agreement by written notice to the other at any time after expiration of
      such [ *        * ] period.

20.    SUPPLY AFTER TERMINATION OF THE AGREEMENT

      After termination of this Agreement, CEMAX-ICON shall, according to the terms of this agreement, continue to supply to BUYER Contractual Products which BUYER needs in order to fulfill contractual obligations which have been entered into on the basis of quotations prior to termination of this Agreement and which have been ordered by BUYER prior to the termination of this Agreement, provided that all shipments are scheduled within one (1) year of termination. In addition to the final order in effect at termination, BUYER may place one final order at the time of termination up to two times the quantity of Contractual Products ordered by BUYER over the previous twelve (12) months for deliveries to be made over the next twelve (12) months on a mutually agreeable schedule to be negotiated if not in breach by BUYER.

21.    DISPUTE RESOLUTION and SUBSTANTIVE LAW

22.1 For the orders place by BUYER no other conditions than those specified in this Agreement shall be applicable. All changes and amendments to this Agreement must be in writing and signed by an authorized representative of BUYER and a corporate officer of CEMAX-ICON to be valid. This requirement of written form can only be waived in writing.

22.2 Notices and communications between CEMAX-ICON and BUYER shall be given in writing or by FAX to the following addresses of the parties or to such other address as the party concerned may subsequently notify in writing to the other party:

23.    MANUFACTURING RIGHTS

23.1 CEMAX-ICON may from time to time, in its sole discretion, but in no event shall CEMAX-ICON be required to, negotiate or continue negotiation with BUYER, for such period as may be mutually determined, the terms of an irrevocable, non-exclusive, fully paid-up, worldwide license with respect to all present and future patents held or acquired by CEMAX-ICON covering the Product, any sublicensing rights under any exclusive license held by CEMAX-ICON covering the Product, and all of CEMAX-ICON's manufacturing proprietary rights necessary for the manufacture, use and sale of said Product. If, however, CEMAX-ICON shall fail to supply BUYER with BUYER's "reasonable requirements" (as defined below) of Product under the terms of this Agreement, BUYER shall give CEMAX-ICON written notice of such failure, specifying the same in reasonable detail in such notice, and
      shall offer CEMAX-ICON a period of not less than [ *          * ] after
      receipt by CEMAX-ICON of such notice to cure such failure. In the event CEMAX-ICON to grant to BUYER a non-exclusive, royalty-bearing, worldwide license, but with no right of assignment or sublicense,

                                       11
CONFIDENTIAL TREATMENT REQUESTED
      under such "manufacturing proprietary rights" (as defined below) of CEMAX-ICON as are reasonably necessary for BUYER to manufacture or have manufactured, use and sell the Product. Such license shall be in consideration of a reasonable royalty to be negotiated in good faith, based upon industry standards for the particular type of Contractual Products to be licensed (hardware, software or combination), to be paid for each product covered thereby and sold or otherwise distributed to BUYER's customers.

      (a) For purposes of the foregoing provision, CEMAX-ICON shall be deemed to have met BUYER's "reasonable requirements" of CEMAX-ICON shall have delivered, in the aggregate, within the most recent three (3) month period, a quantity of Contractual Products equal to not less than seventy-five percent (75%) of the aggregate quantity of Product required to be delivered in such (3) month period pursuant to Purchase Orders issued by BUYER and accepted by CEMAX-ICON in accordance with the terms of this Agreement and which meet all the published specifications.

      (b) For purposes hereof, the term "manufacturing proprietary rights" shall mean copyrights, patents and patent applications and, to the extent reasonably available, designs, production drawing, standards, specifications and other written manufacturing processes and procedures, vendors' names and addresses and price history data and other technical information reasonably necessary for the manufacture and assembly of the Product.

      (c) CEMAX-ICON reserves the right to license from BUYER any modifications made by BUYER to correct CEMAX-ICON's source code, for a reasonable royalty to be negotiated in good faith based upon industry standards, to be paid for each product covered and sold or otherwise distributed to CEMAX-ICON's customers.

      For Contractual matters:

        If to CEMAX-ICON to:

         Terry Ross
         President and CEO
         CEMAX-ICON
         47281 Mission Falls Court
         Fremont, CA 94539
         Phone: (510) 770-8612
         Fax:  (510) 770-8555

        If to BUYER to:

         Kenneth C. Scism, Manager, Strategic Alliance Development Eastman Kodak Company
         18325 Waterview Parkway
         Dallas, Texas 75252
         Phone: (214) 994-4168
         Fax:  (214) 994-4110

      For Purchase Order (Forecast)/Invoicing:

         If to CEMAX-ICON to:

        Vice President Finance
        Greg Patti

        If to BUYER to:
         Nicki Trice, Materials Procurement
         Eastman Kodak Company
         18325 Waterview Parkway
         Dallas, Texas 75252
         Phone: 214-454-1461
        Fax: 214-454-1477

      For Technical Matters:

         If to CEMAX-ICON to:

        Vice President Marketing
        Oran Muduroglu

        If to BUYER to:
         Carol Sandusky, Product Line Manager
         Eastman Kodak Company
         18325 Waterview Parkway
         Dallas, Texas 75252
         Phone: 214-994-1361
        Fax: 214-994-4180

22.3 No right or interest in this Agreement shall be assigned by either CEMAX-ICON or BUYER without the written consent first obtained from the other party, and any attempted assignment, whether voluntary or involuntary, shall be wholly void, totally ineffective, and of no force and effect, and shall not confer any rights of any kind upon the intended assignee.

22.4 Should individual provisions of this Agreement be legally ineffective or be unenforceable for legal reasons then, unless the basic intentions of the parties under this Agreement are substantially jeopardized, the validity of the remaining provisionsof this Agreement shall not be affected thereby. In such a case the parties shall come to an Agreement approximately as close as possible to the arrangement originally envisaged in this Agreement.

22.5 This Agreement shall not constitute BUYER as an agent of CEMAX-ICON nor shall it constitute CEMAX-ICON as an agent of BUYER, and neither party shall make any statements to the contrary by advertising, signs, letterheads, or otherwise. No contracts, commitments, statements, or representations made by or on behalf of either party to a third party shall be binding in any respects on the other party.

22.6 The titles to the sections in this Agreement are for convenience or reference only and are not part of this Agreement and shall not in any way affect the interpretation thereof.

22.7 When this Agreement becomes effective, it shall constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and shall supersede and cancel all previous agreements, negotiations and commitments, either oral or written with respect to this subject.

23.    EFFECTIVE DATE/SIGNATURES

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized officers on the day and year mentioned below.

      Effective Date: January 5, 1996.

CEMAX-ICON                                        BUYER
By:                                               By:
Name:                                             Name:
Title:                                            Title:
Date:                                             Date:

                                  ENCLOSURE I

                 CONTRACTUAL PRODUCTS, SPECIFICATIONS (DETAIL)

IMAGE OUTPUT SIZES

TRUE SIZE IMAGING: Must have the capability of printing and displaying images in a true size (i.e. as true in size as images acquired on a screen film system). Must be able to use both printed and workstation images for measurements (Scale on or within the image) in print mode must be capable of printing two different images on one film.

Product Delivery Schedule (Detail)

     DELIVERY DEFINITION OF TERMS

        Alpha release: Includes all functions as specified in the product functional specification. Any known error conditions should be documented with workarounds, as available, to enable preliminary integration and testing. Release to be used exclusively for Kodak internal testing and integration.

        Beta release: Includes all functions as specified in the product functional specification. Software product has been formally Q.A. tested and documented. No severity level 1 errors as defined in Enclosure IV occurred during formal Q.A. testing.

        General release: Includes all functions as specified in the product functional specification. Software product has been formally Q.A. tested and documented. No severity level 1 or 2 errors as defined in Enclosure
        IV. No more than [*] severity level 3 errors as defined in Enclosure IV. of which [ * * ] result in poor perception of image quality by the customer and [ * * ] result in workarounds which cause a noticeable and repeatable inconvenience or disruption to normal workflow.

     AUTORAD [*] SOFTWARE

        In addition to all currently available features, release includes at a minimum:

        1.   The following [ ** ] DICOM Service Classes:

               [ *

                               * ]

        2.   True Size Imaging which, at minimum, meets the above specification

               BUYER engineering consultation for design specification will be made available, if needed.

        3.   Software releases meet the following schedule:

               Alpha release available to BUYER no later than [ ** ] Beta release available to BUYER no later than [ ** ] General release available to BUYER no later than [ ** ]

        4.   Product line will have FDA 510K listing.

        5.   Support for BUYER trade dress.

        6. Draft user and service product documentation available to BUYER in electronically readable form with each software release.
           Alpha release available to BUYER no later than [ ** ]
           Beta release available to BUYER no later than [ ** ]
           General release available to BUYER no later than [ ** ]

        7. Product Functional Specification Document available to BUYER as follows:
           Draft specification due [ * * ].
           Final specification due [ ** ].

     RAD-ACCESS [*] SOFTWARE

        In addition to all currently available features, release includes at a minimum:

                                       14
CONFIDENTIAL TREATMENT REQUESTED

        1.   The following [ ** ] DICOM Service Classes:

               [ *

                               * ]

        2. True Size Imaging which, at minimum, meets the above display specification (no printing).

        3.   Software releases meet the following schedule:

               Alpha release available to BUYER no later than [ ** ] Beta release available to BUYER no later than [ ** ] General release available to BUYER no later than [ ** ]

        4.   Product line will have FDA 510K listing.

        5.   Support for BUYER trade dress

        6. Draft user and service product documentation available to BUYER in electronically readable form with each software release:

              Alpha release available to BUYER no later than [ ** ]
               Beta release available to BUYER no later than [ ** ] General release available to BUYER no later than [ ** ]

        7. Product Functional Specification Document available to BUYER as follows:

              Draft specification due [ * * ].
               Final specification due [ ** ].

     CLINICAL VIEW [*] SOFTWARE

        In addition to all currently available features, release includes at a minimum:

        1.   The following [ ** ] DICOM Service Classes:

              [ *

                              * ]
               Basic Print User

        2.   True Size Imaging which, at minimum, meets the above specification.

        3.   Software releases meet the following schedule:

              Alpha release available to BUYER no later than [ ** ]
               Beta release available to BUYER no later than [ ** ] General release available to BUYER no later than [ ** ]

        4.   Product line will have FDA 510K listing.

        5.   Support for BUYER trade dress.

        6. Support for international language translation no later than Beta release date of [ ** ].

        7. Draft user and service product documentation available to BUYER in electronically readable form with each software release:

              Alpha release available to BUYER no later than [ ** ]
               Beta release available to BUYER no later than [ ** ] General release available to BUYER no later than [ ** ]

        8. Product Functional Specification Document available to BUYER as follows:

              Draft specification due [ * * ].
              Final specification due [ ** ].

                                       15
CONFIDENTIAL TREATMENT REQUESTED

     TELERADIOLOGY GATEWAY

        In addition to all currently available features, release includes at a minimum:

        1.   The following [ ** ] DICOM Service Class:

               [ *                * ]

        2.   Software releases meet the following schedule:

              Alpha release available to BUYER no later than [ ** ]
               Beta release available to BUYER no later than [ ** ] General release available to BUYER no later than [ ** ]

        3.   Support for BUYER trade dress

        4. Draft user and service product documentation available to BUYER in electronically readable form with each software release:

              Alpha release available to BUYER no later than [ ** ]
               Beta release available to BUYER no later than [ ** ] General release available to BUYER no later than [ ** ]

        5. Product Functional Specification Document available to BUYER as follows:

              Draft specification due [ * * ].
              Final specification due [ ** ].

     VIDEO CARDS

        Power P.C. PCI Based video cards as follows:

        1.   Single card support for [ *     * ] resolution monitors available
           for alpha testing no later [ ** ] with production quantity available no later than [ ** ]. Video card specification documentation shall
           preceed delivery of hardware by no less than [ *   * ] of alpha and
           production available dates.

        2.   Single card support for [ *   * ] resolution monitors available for
           alpha testing no later than [ ** ] with production quantity available no later than [ ** ]. Video card specification documentation shall preceed delivery of hardware by no less than two weeks of alpha and production availability dates.

Accepted and Agreed:                              Accepted and Agreed:
BUYER                                             CEMAX-ICON
By:                                               By:
Name:                                             Name:
Title:                                            Title:
Date:                                             Date:

                                       16
CONFIDENTIAL TREATMENT REQUESTED

                                  ENCLOSURE II
                                   PRICE LIST

Pricing stated herein is based upon minimum total quarterly volume from Buyer of
[ *   * ] (U.S. dollars). Guaranteed quarterly volume requirements will not be effective until the calendar quarter following the date in which the product has
reached shipping approval status according to Enclosure I. The [ *   * ] (U.S.
dollars) minimum quarterly volume requirements is dependent on [ *
     * ] being available for [ *         * ] products. Continuation of the
[ *   * ] (U.S. dollars) minimum quarterly volume requirement is dependent on
[ *                     * ] and DICOM print functionality by [ * ]. Should
[ *              * ] and DICOM print functionality not be available by [ * ]
then all minimum quarterly purchase requirements for buyer shall be [ *
              * ]. The stated minimum volume in sales will be representative of Eastman Kodak Company and subsidiaries total sales.

                     PLEASE SEE CEMAX-ICON LIST PRICE PAGES
                                       &
                        BUYER TRANSFER PRICING ENCLOSED

Accepted and Agreed:                              Accepted and Agreed:
BUYER                                             CEMAX-ICON
By:                                               By:
Name:                                             Name:
Title:                                            Title:
Date:                                             Date:

                                       17
CONFIDENTIAL TREATMENT REQUESTED

                                  PRODUCT NAME                                    TRANSFER PRICE
- --------------------------------------------------------------------------------  --------------
TELERADIOLOGY PRICING
Telemax for Home Mac/PC SW Only.................................................     $    [ *
Telemax 8 on Video Acquisition 1-4 Inputs
  Std. Line Rate NuBus..........................................................     $
  1-4, Res. NuBus...............................................................     $
  Std. Line Rate -- PCI DVI 3...................................................     $
  Hl. Res. NuBus -- PCI/DVI 3...................................................     $
  Video Acq SW & ImageCam SW (supports V.34 Modem)..............................     $
  Remote Switch (required to expand Vid. Acq. to 4 nodes).......................     $
  Options
  Support for remote Wide HUB...................................................     $
  Transceivers (1 to 4) Keyboard/monitor not include............................     $
  ISDN support per receive system...............................................     $
  ISDN support transmit.........................................................     $
  Telerad LINX Gateway..........................................................     $
DIGITIZER ACQUISITION AND SEND SOFTWARE AND BIT FOR TELERADIOLOGY
Vidar Film Scanner SW and ImageCom SW (V.34 Modem)..............................     $
Lumisya 50, 75, 150 SW and ImageCom SW (V.34 Modem).............................     $
Sheet feeder support for 75.....................................................     $
ISON support for above..........................................................     $
/MINI PACS (12 BITS)
Clinical View SW Only...........................................................     $
RadAccess 1600 X 1280 SW Only...................................................     $
Lumisya 50, 75, 150 SW AutoCom..................................................     $
Sheet feeder 75.................................................................     $
AutoRad SW -- 4 Head 1600 X 1280................................................     $
AutoRad SW -- 2 Head 2000 X 2000................................................     $
AutoRad SW -- 1.6K to 2K dual SW upgrade........................................     $
AutoRad SW Acquisition Node.....................................................     $
  Hi Res. Digital or Analog Video Board.........................................     $
  Stealth Hardware -- Bob. Tap. Key Pad.........................................     $
  Acquisition software..........................................................     $
  AutoRad Distribution Software.................................................     $
  Lumisya Acq. 12 Bu and Dist. SW. Only.........................................     $
  StudyServer SW Only...........................................................     $
  Registration Sta. SW Only.....................................................     $
  Admin Sta. SW Only............................................................     $
  Teleradiology Gateway SW Only.................................................     $
Full CR QAstation SW Only.......................................................     $    * ]

                                       18
CONFIDENTIAL TREATMENT REQUESTED

                                  PRODUCT NAME                                    TRANSFER PRICE
- --------------------------------------------------------------------------------  --------------
Hardware Display Cards
  2 Head 1600 X 1280 Disp. Crd. -- NuBus........................................     $  [ *
  1 Head 2K X 2K -- NuBus (Ltd. Supply).........................................     $
  2 Head SMP -- PCI.............................................................     $
  1 Head 1600 X 1280 PCI........................................................     $
Laserlink -- Direct Filming.....................................................     $
ImageServer 1.0 SW Only.........................................................     $
HIS/RIS Gateway SW Only.........................................................     $    * ]

- ---------------

(1) A minimum volume commitment of [ *    * ] per year.

(2) A commitment to develop a favorable upgrade plan for existing PDS users to migrate to AutoRad.

(3) Kodak's exclusive use of Cemax icon [ *       * ] for new AutoRad and
     RadAccess installations.

                                       19
CONFIDENTIAL TREATMENT REQUESTED

                                 ENCLOSURE IIA

                                   PRICE LIST

Cemax-Icon agrees to provide a [ * * ] pricing solution to BUYER specifically for the purpose of upgrading existing PDS installations that have been installed
through the period of [ *       * ]. The number of PDS installations will not be
greater than [ * * ] stations to be divided between Autorad and RadAccess software. This software will operate on Power PC hardware and one earlier version of Apple Macintosh hardware to be selected by BUYER. All systems must be upgraded to operating system 7.5.1 or later.

The minimum cost to upgrade workstations, exclusive of hardware, support,
installation or training will be [ *    * ]. Each copy of Autorad software will
be credited toward this amount at a rate of [ *    * ] per copy. Each copy of
RadAccess will be credited towards this amount at a rate of [ *    * ] per copy.
Buyer has the right to credit any of the installed base licences above towards unrestricted "new" licences of any product type.

Payment would be due as follows:

     [ *


                                                * ]

    [*
                                                   *]

Pricing does not include any hardware, support, installation, site visits or customer training by CEMAX-ICON.

This [ *   * ] pricing solution is not intended to reduce the guaranteed
quarterly minimum purchases of [ *   * ]. This solution is contingent on BUYER
validation to Cemax-Icon that this software can only be used to replace PDS
stations installed no later than [ *       * ], i.e., it will not be used to add
stations to existing customer sites or networks and will not be used for new sales.

ACCEPTED AND AGREED:                              ACCEPTED AND AGREED:
BUYER                                             CEMAX-ICON
By:                                               By:
            (authorized signature)                        (authorized signature)
Name:                                             Name:
                 (print or type)                               (print or type)
Title:                                            Title:
Date:                                             Date:

CONFIDENTIAL TREATMENT REQUESTED

                                 ENCLOSURE III
                             SHIPPING INSTRUCTIONS

Delivery of Products shall be made pursuant to individual Purchase Orders that shall be issued in writing or that may be issued electronically by BUYER. Individual Purchase Orders shall identify Product description, and applicable specifications or prints and/or electronic files. Revision level, the quantities of Products ordered, the price, delivery schedule and instructions, destinations, containerization quantities, and packaging requirements (other than as provided for herein), and such other terms of sale not covered by this Agreements as may be acceptable to CEMAX-ICON and BUYER.

ANY DEVIATIONS FROM THE ORIGINALLY NEGOTIATED CONTRACT MUST BE MUTUALLY AGREED UPON BY BUYER AND CEMAX-ICON AND DOCUMENTED WITH A PURCHASE ORDER CHANGE NOTICE.

DELIVERY AND SHIPPING

CEMAX-ICON is solely responsible for meeting agreed upon delivery dates to the designated receiving location. On-time delivery shall be considered accomplished upon signature for receipt by BUYER on the delivery date or within five (5) business days prior to that date, unless otherwise specified on the Purchase Order.

CEMAX-ICON is responsible to insure that Products are turned over to BUYER preferred carrier far enough in advance to meet agreed upon delivery dates. Failure to do so may require premium transportation charges at CEMAX-ICON's expense if such failure to meet agreed upon delivery dates is due to the fault of supplier.

CEMAX-ICON will have in place such systems and procedures necessary to assure accurate tracking of orders during production, packing and shipment such that routine expediting and follow-up by BUYER will not be required.

Requests for delivery or expediting information shall be answered as soon as possible and always 24 hrs. of such request.

ACCEPTANCE

The CEMAX-ICON products and documentation delivered under this Agreement shall be considered accepted by BUYER unless, within sixty (60) days after delivery to BUYER, BUYER notifies CEMAX-ICON that products and/or documents do not conform to the specification set forth in Exhibit B hereto, or that CEMAX-ICON Products do not execute as specified in the Documentation or that an excessive number of Errors are found in the CEMAX-ICON Product or that CEMAX-ICON Product performance on BUYER Systems is inadequate for BUYER's intended use. In such event, CEMAX-ICON shall have thirty (30) days after such notice to make and submit to BUYER such changes as shall be reasonably required to correct the deficiencies, and BUYER shall have a similar period to retest and evaluate the Product and review the Documentation. If the deficiencies have not been corrected within ninety (90) days after the initial delivery date, BUYER may terminate this Agreement with respect to such Products. In such latter case, unless otherwise specified herein, all prior payments and advances, if any, shall be returned to BUYER within ten (10) days.

PACKAGING AND PACKING REQUIREMENTS

Software Packaging shall be in accordance with Good Commercial Practice or as specified by BUYER. The Product shall be packaged to protect it from shipping, stocking, and handling damage or loss. All efforts will be made to reduce packaging and excessive handling. We will review containerization option on an annual basis.

Each package (to the intermediate level) shall be marked on the outside of the carton with the manufacturer's name. BUYER's Item ID numbers, unless otherwise specified on the Purchase Order or BUYER drawing, shall appear on all shipping documents and cartons.

ACCEPTED AND AGREED:                              ACCEPTED AND AGREED:
BUYER                                             CEMAX-ICON
By:                                               By:
          (authorized signature)                            (authorized signature)
Name:                                             Name:
             (print or type)                                   (print or type)
Title:                                            Title:
Date:                                             Date:

                                  Enclosure IV
               Maintenance Responsibilities for CEMAX-ICON/BUYER
                    (including warranty/installation issues)

Warranty Support-Software warranty period for CEMAX-ICON is to be 6 months. CEMAX-ICON warrants that the Products will meet the specifications set forth in Enclosure I during the term of this Agreement. If a Licensed Product fails to conform to specifications and if BUYER so notifies CEMAX-ICON, CEMAX-ICON will promptly correct any such errors, at no cost to BUYER. Except as otherwise specified herein, CEMAX-ICON makes no warranty, express or implied, including the implied warranties of merchantability and fitness for a particular purpose.

     Licensor agrees to provide software maintenance for all Licensed Products for both the current and immediately preceding release of the Licensed Product from the date of delivery. Licensor also agrees to provide the following support services for the products at no charge: prompt verbal and written communications detailing operational instructions, problem reporting and technical advice; and access to at least one knowledgeable Licensor technical person. BUYER will be responsible for reasonable travel and living expenses related to such support services, provided that it has been approved by BUYER in advance. Licensor also agrees, at BUYER's option, to provide software maintenance to BUYER for a period of at least two years after the termination of this Agreement for fees which are consistent with similar services provided to other similar Licensor customers. Maintenance shall consist of the correction of Errors and their prompt incorporation into releases of the Licensed Products. Error corrections to the Licensed Products and Documentations mean that they are made to conform to each other (except that it is unacceptable to change the Documentation to significantly alter major features which influenced the used to buy the Licensed Product). When requesting correction of Errors, BUYER shall stipulate the severity level it has associated with the Error using the following severity level guidelines:

     Severity Level 1 Emergency. The Licensed Product cannot be used by an End User to perform any useful work for which the Current Software was intended. Safety and efficacy of systems are impacted.
Severity Level 2 Severely Impacted. The Licensed Product cannot be used by an End User to perform all functions, but some useful work can be performed. Severity Level 3 Limited Function. The Error is not critical, but is an annoying defect that can circumvented or avoided on a temporary basis.
Severity Level 4 Circumvented Problem. The Error is a minor problem and can be easily circumvented by the End User. Licensor shall use its best efforts to provide Licensee with corrections to Errors within the time periods defined below:

     Severity Level 1 [ *     * ]

     Severity Level 2 [ *     * ]

     Severity Level 3 [ *    * ]

     Severity Level 4 -- Corrections shall be included in the next release of the Licensed Product or as soon thereafter as reasonable

CONFIDENTIAL TREATMENT REQUESTED

ACCEPTED AND AGREED:                              ACCEPTED AND AGREED:
BUYER                                             CEMAX-ICON
By:                                               By:
          (authorized signature)                            (authorized signature)
Name:                                             Name:
             (print or type)                                   (print or type)
Title:                                            Title:
Date:                                             Date:

                                 ENCLOSURE IVA
                  MAINTENANCE RESPONSIBILITIES FOR CEMAX-ICON

1.0 DOCUMENTATION AND TRAINING:

1.1 CEMAX-ICON agrees to provide a troubleshooting guide and flowchart to be used by our technical support staff.

1.2 CEMAX-ICON agrees to provide the service manual and user documentation for all applicable products in electronic format if available, if not available in electronic format hard copy substitution agreed to by CEMAX-ICON and BUYER (e.g. Frame, Framemaker). The user documentation should be translated to the local country's language for countries requiring the CE mark for all applicable products. The service documentation should include (but not limited to) installation instructions, diagnostic manual, error code list and explanation, network configuration instructions, recommended hardware list. The service manual and user documentation will be available on an agreed upon country priority.

1.3 CEMAX-ICON agrees to provide a detailed, engineering level "Theory of operation" to BUYER.

1.4 CEMAX-ICON agrees to provide two regular and ongoing product service training to BUYER employees (phone support and second level engineering support employees). The scheduled "Train the Trainer" product service training courses will be mutually agreeable to both CEMAX-ICON and BUYER.

2.0 TECHNICAL SUPPORT:

2.1 CEMAX-ICON will designate a knowledgeable engineer to provide support to the Kodak Technical Support Center and the Kodak Field Service Organization. The designated contact will be available with an average 30 minute response time, not to exceed one hour during normal working hours, (8-5 PM Pacific
     Time). During all other times including weekends and holidays a knowledgeable engineer will be provided that can be reached via pager. The pager response time will average one hour and not exceed two hours.

2.2 CEMAX-ICON agrees to, if asked to provide 7 X 24 on-call, after hours telephone support including remote access to the product. CEMAX-ICON will provide mutually agreed upon contractual and/or per call pricing to BUYER for said coverage.

2.3 CEMAX-ICON agrees to provide technical onsite support according to mutually agreed upon contractual and/or per call pricing to BUYER for said coverage.

2.4 CEMAX-ICON agrees to provide technical support after manufacturing discontinuance for 5 years.

2.5 CEMAX-ICON agrees to provide BUYER, via electronic access, bug fixes, patches, software updates (during life of contract), and technical notices. This service will stay in effect for a period of 5 years after manufacturing discontinuance of product regardless of contractual status.

2.6 CEMAX-ICON agrees to provide BUYER with logins and passwords for e-mail access to their bug tracking system database (DDTS).

3.0 SERVICE PARTS:

3.1 CEMAX-ICON agrees to provide a complete parts and parts price listing for all applicable products.

3.2 CEMAX-ICON agrees to meet parts availability/quantity requirements for Trade Trial, Limited Shipping Approval, and Shipping Approval.

3.3 CEMAX-ICON agrees to provide BUYER parts for all applicable products for 5 years after the last product is shipped to BUYER.

3.4 CEMAX-ICON agrees to provide BUYER a minimum of [ * * ] notice of intent to discontinue the manufacture and sale of parts to BUYER due to part/component obsolescence and provide BUYER with an all time order quantity purchase.

3.5 CEMAX-ICON agrees to make any existing special tooling, drawings, specifications, and licensing information available to BUYER at manufacturing discontinuance for non-commercially available parts.

CONFIDENTIAL TREATMENT REQUESTED

3.6 CEMAX-ICON agrees to target [ * * ] quality for service parts and work with BUYER to resolve quality problems. BUYER reserves the right to approve all test plans for spare parts, shipment and release.

3.7 CEMAX-ICON agrees to package parts to assure quality is maintained between CEMAX-ICON and the field engineer (ESD protection). All parts to be considered D.F.S. (Defective From Stock) by BUYER will be shipped and repaired at CEMAX-ICON's expense. Replacement of those parts will be expedited at CEMAX-ICON's expense.

3.8 CEMAX-ICON agrees to provide BUYER lead-time requirements for routine parts orders. CEMAX-ICON agrees to pay airbill if parts not delivered within normal lead-times.

3.9 CEMAX-ICON agrees to respond to emergency parts orders within 24 hours [ ** ] days a week.

3.10 CEMAX-ICON agrees to repair parts identified as "exchange" in an expeditious fashion BUYER's requirement is 30-35 days depending upon complexity of exchanged part.

3.11 CEMAX-ICON agrees to provide BUYER a [ ** ] month warranty on all parts purchased by the CES parts organization. Based on install date not to exceed one year from date of shipment to BUYER.

3.12 CEMAX-ICON agrees to address engineering changes initiated by CEMAX-ICON or BUYER.

4.0 TERM AND TERMINATION

4.1 This Agreement is co-terminous with the Supply Agreement.

4.2 Either party may terminate this Agreement according to the termination provisions of the Supply Agreement.

5.0 CUSTOMER COMPLAINT HANDLING

5.1 CEMAX-ICON will provide in writing a corrective action plan within [ * * ] of receipt for customer calls determined to be customer complaints as defined by the FDA or Kodak Standard Operating Procedure.

ACCEPTED AND AGREED:                              ACCEPTED AND AGREED:
BUYER                                             CEMAX-ICON
By:                                               By:
          (authorized signature)                            (authorized signature)
Name:                                             Name:
             (print or type)                                   (print or type)
Title:                                            Title:
Date:                                             Date:

CONFIDENTIAL TREATMENT REQUESTED

                                  ENCLOSURE V
                               PRODUCT LABELLING

ACCEPTED AND AGREED:                              ACCEPTED AND AGREED:
BUYER                                             CEMAX-ICON
By:                                               By:
          (authorized signature)                            (authorized signature)
Name:                                             Name:
             (print or type)                                   (print or type)
Title:                                            Title:
Date:                                             Date:

                                  ENCLOSURE VI
                                ESCROW AGREEMENT

THIS AGREEMENT, effective ____________, 19 __ , is made by and between ________________________("CEMAX-ICON" herein) and Eastman Kodak Company, a New Jersey corporation ("BUYER") and ________________________("ESCROW AGENT") herein):

A.  BUYER develops and licenses software;

B. CEMAX-ICON owns and sells computer software designed for use in conjunction with computer hardware;

C. CEMAX-ICON and BUYER have entered into an agreement ("OEM Software Licensing Agreement") date ___________________ whereby BUYER may distribute certain computer software owned by CEMAX-ICON;

D. Under the terms of the OEM Software Licensing Agreement CEMAX-ICON is responsible for providing technical support to BUYER.

E. BUYER and CEMAX-ICON wish to ensure that users of CEMAX-ICON's software continue to receive technical support in the event CEMAX-ICON fails to fulfill its support obligations as set forth in the OEM Software Licensing Agreement;

F. ESCROW AGENT is an independent party and will act as a conduit to BUYER of CEMAX-ICON's software in the event CEMAX-ICON fails to fulfill its technical support obligations.

     NOW, THEREFORE, the parties agree as follows:

1.0 PRODUCT

     The product governed by this Agreement is a computer software program(s) titled ________________________ described in Attachment B attached hereto and made a part hereof ("Product") owned by CEMAX-ICON or provided to CEMAX-ICON under a valid sublicense from the owner. For purposes of this Agreement only, the Product includes machine readable program source code, instructions for generating each object code version of the Product, all reference and use manuals and aids, and all program design documents necessary to provide technical support for the Product.

2.0 ESCROW OF PRODUCT

2.1 Within thirty (30) days of the effective date of this Agreement, CEMAX-ICON agrees to deliver to ESCROW AGENT in a sealed envelope or container a copy of the Product. Throughout the term of the escrow, CEMAX-ICON shall ensure that the copy of the Product as well as Alpha version of product, which is in the custody of the ESCROW AGENT shall be the most current version of the Product as it may be updated, enhanced, modified or revised by CEMAX-ICON from time to time. Failure of CEMAX-ICON to provide ESCROW AGENT with updated versions of the Product within 60 days of the release of such versions shall be grounds for termination of escrow and distribution of the Product as set forth herein.

2.2 ESCROW AGENT agrees to accept deposit of the Product and to act as its custodian until this agreement is terminated. ESCROW AGENT shall establish under the control of a designated escrow officer a secure receptacle for the storage of the Product provided to it by CEMAX-ICON ESCROW AGENT shall not permit any party access to the items therein except as may necessary to perform its functions as ESCROW AGENT or as may be otherwise provided herein. In no event are any copies to be made of any items deposited with ESCROW AGENT except as specifically provided herein.

3.0 RELEASE OF ESCROW HOLDINGS

3.1 The occurrence of any one of the following events shall cause ESCROW AGENT to release and distribute in accordance with Paragraph 3.4 the items deposited with it:

     a. CEMAX-ICON is adjudged a bankrupt by any court of competent jurisdiction;

     b. Except as may be otherwise provided in the Federal Bankruptcy Laws. CEMAX-ICON becomes insolvent, makes a general assignment for the benefit of creditors, or has a receiver appointed for all or substantially all of its business or assets;

     c. CEMAX-ICON is liquidated, dissolved or ceases to do business in the normal course;

     d. CEMAX-ICON ceases or fails to offer maintenance and support services for the Product as required under the OEM Software Licensing Agreement; or

     e. CEMAX-ICON fails to provide ESCROW AGENT with updated or modified versions of the Product.

3.2 Any of the events set forth in Paragraph 3.1 (d) or (e) shall be deemed to
     have occurred if within [ *           * ] after receipt by CEMAX-ICON of
     written notice of said occurrence the situation is not cured.

3.3 (a) In the event BUYER notifies the ESCROW AGENT in writing of CEMAX-ICON's failure of cure under Paragraph 3.2, ESCROW AGENT shall so notify CEMAX-ICON in writing and shall provided, upon ESCROW AGENT's receipt of same, a copy of BUYER's notice sent to ESCROW AGENT. Unless CEMAX-ICON has provided Contrary Instructions to ESCROW AGENT within fifteen (15) days of CEMAX-ICON's receipt of a copy of BUYER's notice, ESCROW AGENT shall deliver the items deposited with it then in escrow to BUYER within the next five (5) business days.

     (b) "Contrary Instructions" for the purposes of this escrow agreement means a notarized affidavit executed by an officer of CEMAX-ICON stating that the failure of support has not occurred, or has been cured.

     (c) Upon receipt of such Contrary Instructions, ESCROW AGENT shall not release the items deposited with it then in escrow, but shall continue to store the items deposited with it until otherwise directed by BUYER and CEMAX-ICON jointly, or until resolution by a court of competent jurisdiction.

3.4 ESCROW AGENT shall make copies of all items deposited with it under this Agreement and distribute a complete set of those copies to BUYER. CEMAX-ICON shall be liable for any copying and distribution costs incurred but as between BUYER and ESCROW AGENT. BUYER agrees to promptly reimburse ESCROW AGENT for any such costs incurred.

3.5 The escrow shall terminate regardless of the happening of any of the above events seven (7) years from its effective date.

3.6 BUYER and CEMAX-ICON may terminate the escrow by mutual written agreement. ESCROW AGENT reserves the right to resign as escrow holder upon thirty (30) days prior written notice to BUYER and CEMAX-ICON. Upon termination of escrow, if ESCROW AGENT has not distributed the items deposited with it, ESCROW AGENT shall return all items deposited to CEMAX-ICON, except if ESCROW AGENT resigns as escrow holder the items then on deposit shall be delivered to a substitute escrow holder or designated third party mutually agreeable to CEMAX-ICON and BUYER.

4.0 WARRANTY AND INDEMNITY

4.1 CEMAX-ICON warrants that it owns the Product and all portion thereof, that it shall deposit with ESCROW AGENT under this Agreement and that it has fully power to allow the deposit, copying, release and distribution of those Products as set forth herein.

4.2 CEMAX-ICON warrants that the Product it shall deposit with ESCROW AGENT under this Agreement does not infringe or violate any patent, copyright, trademark, trade secret or other property right of any third party.

4.3 CEMAX-ICON agrees to indemnify and save BUYER and ESCROW AGENT, jointly and severally, entirely harmless from and against nay and all loss, cost, claim, damage, settlement or judgment, including any expenses or reasonable attorneys' fees arising out of or in any way related to any breach or alleged breach of any of the above warranties.

5.0 FEES

CONFIDENTIAL TREATMENT REQUESTED

5.1 In consideration for performing its function as escrow holder, ESCROW AGENT shall be compensated as follows:

        $ _______ -- Acceptance Fee (including first year's holding fee)

        $ _______ -- Yearly hold -- open fee

     BUYER shall be responsible for payment of the above fees.

5.2 The above fees are for ESCROW AGENT's ordinary services as escrow holder. In the event ESCROW AGENT is required to perform any additional or extraordinary services as a result of being escrow holder, including intervention in any litigation or proceeding, ESCROW AGENT shall receive reasonable additional compensation for such services and be reimbursed for costs incurred, including reasonable attorneys' fees. BUYER and CEMAX-ICON agree jointly and severally, to pay such sums to ESCROW AGENT. As between BUYER and CEMAX-ICON, the prevailing party in any litigation or proceeding shall be entitled to recover all costs, expenses and attorneys' fees incurred in addition to any other relief which may be granted.

6.0 MISCELLANEOUS PROVISIONS

6.1 ESCROW AGENT shall not be liable for the failure of any of the conditions of the escrow, for damage caused by the exercise of its discretion, or for any other reason, except its negligence.

6.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

6.3 This Agreement may be modified only by a writing executed by all parties.

                                  ENCLOSURE VI

                                ESCROW AGREEMENT

AGREED TO:

CEMAX-ICON                                        EASTMAN KODAK COMPANY
By:                                               By:
               (Signature)                                       (Signature)
Name                                              Name
             (Type or Print)                                   (Type or Print)
ESCROW AGENT
By:
               (Signature)
Name
             (Type or Print)

                                 ENCLOSURE VII

                       CEMAX-ICON AND KODAK SALES POLICY

In named KODAK accounts listed in Enclosure VII where KODAK has an ongoing
annual film revenue of over [ *              * ].

CEMAX-ICON will:

     [ *                    * ] the accounts for business.

     Will [ *      * ] if the account calls CEMAX-ICON for product information.

     Will recommend that the account [ *                           * ].

     Will [ *               * ] sales people for any new sales into these said
     accounts by KODAK.

     If these named accounts continue to contact CEMAX-ICON directly stating that they want to buy CEMAX-ICON products directly from CEMAX-ICON and not through Kodak, then CEMAX-ICON [ *
                                              * ].

If one of these named accounts is strongly considering a vendor other than KODAK for the provision of an Image Management System, CEMAX-ICON will aggressively
[ *                 * ] KODAK within the account or to win the business directly
CEMAX-ICON will bid [ *                               * ].
[ *                                            * ].

Certain CEMAX-ICON products are sold by third party organizations such as 3M, GE, etc., CEMAX-ICON has no control over the distribution by these third parties and as such can not warrant that they will follow the above described protocol or any recommendations of CEMAX-ICON.

A number of the listed accounts will include current DEMAX-ICON customers. It is not the intent of CEMAX-ICON to cease doing business with our existing customers and may desire to expand or upgrade these said accounts. CEMAX-ICON will provide
a response to the KODAK list of [ *          * ] film accounts pointing out the
current CEMAX-ICON accounts that CEMAX-ICON would continue supporting directly. A list of CEMAX-ICON accounts is provided in Enclosure VII. A second list of active CEMAX-ICON prospects is provided in Enclosure VII. These accounts are
considered active in that they are forecasted to close [ *                * ].
After said date, CEMAX-ICON will recommend the account [ *                * ]
[ * * ]. Both CEMAX-ICON and KODAK will manage any potential conflict in these accounts on an account by account basis.

CONFIDENTIAL TREATMENT REQUESTED

               EASTMAN KODAK COMPANY -- HEALTH SCIENCES DIVISION
    CONSUMERS WITH MEDICAL FILM PURCHASES [ *           * ] FROM 11/94-10/95

ID NUMBER   NAME            ADDRESS                    CITY         STATE ZIP CODE
- ---------   ----  ----------------------------  ------------------  ----  --------
[ *


























































































































































                                                                             * ]

CONFIDENTIAL TREATMENT REQUESTED

               EASTMAN KODAK COMPANY -- HEALTH SCIENCES DIVISION
    CONSUMERS WITH MEDICAL FILM PURCHASES [ *          * ] FROM 11/94-10/95

ID NUMBER   NAME            ADDRESS                    CITY         STATE ZIP CODE
- ---------   ----  ----------------------------  ------------------  ----  --------
[ *





























































































































































                                                                              * ]

CONFIDENTIAL TREATMENT REQUESTED

               EASTMAN KODAK COMPANY -- HEALTH SCIENCES DIVISION
    CONSUMERS WITH MEDICAL FILM PURCHASES [ *           * ] FROM 11/94-10/95

ID NUMBER   NAME            ADDRESS                    CITY         STATE ZIP CODE
- ---------   ----  ----------------------------  ------------------  ----  --------
[ *





























































































































































                                                                            * ]

CONFIDENTIAL TREATMENT REQUESTED

               EASTMAN KODAK COMPANY -- HEALTH SCIENCES DIVISION
    CONSUMERS WITH MEDICAL FILM PURCHASES [ *           * ] FROM 11/94-10/95

ID NUMBER   NAME            ADDRESS                    CITY         STATE ZIP CODE
- ---------   ----  ----------------------------  ------------------  ----  --------
[ *




































































































































































                                                                            * ]

CONFIDENTIAL TREATMENT REQUESTED

               EASTMAN KODAK COMPANY -- HEALTH SCIENCES DIVISION
    CONSUMERS WITH MEDICAL FILM PURCHASES [ *          * ] FROM 11/94-10/95

ID NUMBER   NAME            ADDRESS                    CITY         STATE ZIP CODE
- ---------   ----  ----------------------------  ------------------  ----  --------
[ *





























































































































































                                                                            * ]

CONFIDENTIAL TREATMENT REQUESTED

               EASTMAN KODAK COMPANY -- HEALTH SCIENCES DIVISION
    CONSUMERS WITH MEDICAL FILM PURCHASES [ *           * ] FROM 11/94-10/95

ID NUMBER   NAME            ADDRESS                    CITY         STATE ZIP CODE
- ---------   ----  ----------------------------  ------------------  ----  --------
[ *









































































































































                                                                            * ]


CONFIDENTIAL TREATMENT REQUESTED

               EASTMAN KODAK COMPANY -- HEALTH SCIENCES DIVISION
    CONSUMERS WITH MEDICAL FILM PURCHASES [ *          * ] FROM 11/94-10/95

ID NUMBER   NAME            ADDRESS                    CITY         STATE ZIP CODE
- ---------   ----  ----------------------------  ------------------  ----  --------
[ *






























































































                                                                     * ]

                                       39


CONFIDENTIAL TREATMENT REQUESTED

                                 ENCLOSURE VII

                       CEMAX-ICON AND KODAK SALES POLICY

ACCEPTED AND AGREED:                              ACCEPTED AND AGREED:
BUYER                                             CEMAX-ICON
By:                                               By:
          (authorized signature)                            (authorized signature)
Name:                                             Name:
             (print or type)                                   (print or type)
Title:                                            Title:
Date:                                             Date:

                                       40